UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-4429

Dreyfus U.S. Treasury Long Term Fund
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

John Pak, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	12/31
Date of reporting period:	6/30/15

FORM N-CSR

Item 1.       Reports to Stockholders.

Dreyfus U.S. Treasury Long Term Fund

SEMIANNUAL REPORT June 30, 2015

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured " Not Bank-Guaranteed " May Lose Value

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Understanding Your Fund s Expenses
6	Comparing Your Fund s Expenses With Those of Other Funds
7	Statement of Investments
9	Statement of Assets and Liabilities
10	Statement of Operations
11	Statement of Changes in Net Assets
12	Financial Highlights
13	Notes to Financial Statements
22	Information About the Renewal of the Fund s Management Agreement
FOR MORE INFORMATION
Back Cover

Dreyfus U.S. Treasury
Long Term Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus U.S. Treasury Long Term Fund, covering the six-month period from January 1, 2015, through June 30, 2015. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

U.S. and global bond markets proved volatile on their way to posting flat to modestly negative returns over the first half of 2015. U.S. fixed-income markets rallied when the economic recovery stalled during the first quarter of the year due to unusually harsh winter weather and a strengthening U.S. dollar, and global bonds benefited from increasingly aggressive monetary policies in Europe and Japan. However, during the second quarter, bonds generally lost value when economic growth seemed to regain momentum in the United States and major international markets.

We expect economic uncertainty and bouts of market volatility to persist over the near term as Europe continues to struggle with instability in Greece, China addresses a stubborn economic slowdown, geopolitical conflicts flare across the Middle East, and U.S. investors await the first in a series of short-term interest rate hikes. We remain more optimistic regarding the economy s long-term outlook, which we believe should be supported by improved consumer and business confidence as well as aggressively accommodative monetary policies from many of the world s major central banks.As always, we urge you to discuss these observations with your financial advisor, who can help you assess their implications for your investment portfolio.

Thank you for your continued confidence and support.

J. Charles Cardona
President
The Dreyfus Corporation
July 15, 2015

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2015, through June 30, 2015, as provided by Robert Bayston and Nate Pearson, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended June 30, 2015, Dreyfus U.S. Treasury Long Term Fund achieved a total return of 4.77%.1 In comparison, the fund s benchmark, the BofA Merrill Lynch Governments, U.S.Treasury Long-Term Index, achieved a total return of 4.53% for the same period.2

After posting substantial gains in 2014, long-term U.S.Treasury securities encountered heightened volatility over the first half of 2015 amid changing economic sentiment and fluctuating long-term interest rates. The fund lagged its benchmark due, in part, to a relatively short average duration early in the reporting period.

The Fund s Investment Approach

The fund seeks to maximize total return, consisting of capital appreciation and current income. To pursue its goal, the fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in U.S. Treasury securities. The fund invests in U.S.Treasury bills, notes, bonds, and other securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities.

Since U.S.Treasury bills, notes, and bonds are backed by the full faith and credit of the U.S. government, they are generally considered among the highest quality investments available. By investing in these obligations, the fund seeks to maintain a higher credit profile. Of course, the market value of the fund s securities and the value of fund shares are not insured or guaranteed by the U.S. government.The fund generally maintains a dollar-weighted average maturity of 10 years or more, which can result in significant risk of principal decline if interest rates rise sharply.

Bond Market Returns Faltered

More aggressively accommodative monetary policies adopted by major central banks in overseas markets sent yields of longer term U.S. Treasury securities lower and prices higher during January, 2015. In addition, U.S. GDP contracted mildly

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

over the first quarter of the year as harsh winter weather, lower oil prices, persistent economic weakness in overseas markets, and a strengthening U.S. dollar weighed on domestic economic activity.

The first quarter s economic drags appeared to be transitory when the recovery appeared to get back on track in the spring. U.S. labor markets resumed their gains, housing markets showed renewed strength, oil prices rebounded, and currency exchange rates stabilized. Meanwhile, overseas markets showed signs of responding positively to central bank easing. In this environment, long-term bond yields moved steadily higher through midyear, more than erasing previous price gains. Intermediate-term securities were hurt to a lesser degree by these developments, while short-term yields remained steady near historical lows, anchored by an unchanged federal funds rate.

In contrast to weakness among nominal U.S. Treasury securities over the second quarter,Treasury Inflation Protected Securities ( TIPS ) strengthened when inflationary pressures showed signs of intensifying in the recovering economy.

Duration Strategy Cushioned Impact of Rising Rates

The fund s mild underperformance compared to its benchmark was partly due to its relatively short average duration in January 2015, which prevented it from participating more fully in the benefits of falling bond yields at the time. In addition, a position in TIPS undermined relative results when inflation expectations moderated during the brief economic soft patch.

These strategies proved more effective over the second quarter when labor markets strengthened and the economic recovery regained momentum.The fund s relatively defensive duration posture cushioned the full brunt of price weakness stemming from rising long-term interest rates, and TIPS values were supported by signs of accelerating inflation.

On the other hand, our yield curve strategy hurt relative performance to a mild degree. We employed a barbell strategy that emphasized longer and shorter term maturities, resulting in underweighted exposure to a rally among securities in the 15- to 20-year range.

At times, the fund employed interest-rate futures to establish its duration positioning.

A Somewhat Less Defensive Investment Posture

In the wake of recent weakness among long-term U.S.Treasury securities stemming from supply-and-demand influences and a strengthening economic recovery, we moved the fund s average maturity closer to a market-neutral position as of midyear. In light of currently rising inflation expectations, we have maintained the fund s exposure to TIPS with an emphasis on maturities in the 10-year range.

Of course, we are prepared to adjust these strategies as economic and market conditions evolve.As of the reporting period s end, we remain cautiously optimistic regarding the prospects for the U.S. economy. Many analysts believe that the Federal Reserve will begin to raise short-term rates later this year if economic data remains strong and inflation rises, and we may reduce the fund s average duration and its exposure to TIPS when rate hikes appear to be imminent.

July 15, 2015

The fund is subject mainly to interest rate risks. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.
A small investment in derivatives could have a potentially large impact on the fund s performance.The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.
1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost.The performance figure provided reflects the absorption of certain fund expenses by The
Dreyfus Corporation pursuant to an undertaking in effect that may be extended, terminated, or modified at any time.
Had these expenses not been absorbed, the fund s performance would have been lower.
2 SOURCE: LIPPER INC. Reflects reinvestment of dividends and, where applicable, capital gain distributions.
The BofA Merrill Lynch Governments, U.S.Treasury Long-Term Index is an unmanaged performance benchmark for Treasury securities with maturities of 10 years and over; issues in the index must have par amounts outstanding greater than or equal to $1 billion. Investors cannot invest directly in any index.

The Fund 5

UNDERSTANDING YOUR FUND S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund s prospectus or talk to your financial adviser.

Review your fund s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus U.S.Treasury Long Term Fund from January 1, 2015 to June 30, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended June 30, 2015

Expenses paid per $1,000	$3.00
Ending value (after expenses)	$952.30

COMPARING YOUR FUND S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended June 30, 2015

Expenses paid per $1,000	$3.11
Ending value (after expenses)	$1,021.72

Expenses are equal to the fund s annualized expense ratio of .62%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

June 30, 2015 (Unaudited)

	Coupon	Maturity	Principal
Bonds and Notes 99.3%	Rate (%)	Date	Amount ($)		Value ($)
U.S. Government Agencies 4.8%
Federal Home Loan Mortgage Corp.,
Notes	0.00	3/15/31	3,300,000	[a,b]	1,867,559
Tennessee Valley Authority,
Sr. Unscd. Notes	3.50	12/15/42	1,000,000		936,408
					2,803,967
U.S. Treasury Bonds 86.7%
2.88%, 5/15/43			7,175,000	[c]	6,838,672
3.00%, 11/15/44			4,015,000	[c]	3,928,111
3.13%, 11/15/41			3,750,000		3,776,074
3.13%, 2/15/42			4,525,000		4,549,747
3.38%, 5/15/44			7,695,000	[c]	8,083,959
3.50%, 2/15/39			4,945,000		5,332,099
3.88%, 8/15/40			4,695,000		5,362,573
4.38%, 11/15/39			3,950,000		4,859,116
4.75%, 2/15/37			745,000		965,532
5.00%, 5/15/37			1,235,000		1,655,383
5.25%, 11/15/28			845,000		1,101,669
5.25%, 2/15/29			905,000		1,181,237
5.38%, 2/15/31			1,340,000		1,801,776
6.13%, 11/15/27			550,000		762,996
					50,198,944
U.S. Treasury Inflation
Protected Securities 7.8%
Notes, 0.13%, 4/15/19			1,145,964	[d]	1,161,184
Notes, 0.38%, 7/15/23			3,319,232	[d]	3,335,310
					4,496,494
Total Bonds and Notes
(cost $55,665,934)					57,499,405

Short-Term Investments .0%
U.S. Treasury Bills;
0.04%, 8/13/15
(cost $9,999)			10,000		10,000

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Other Investment .2%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $90,773)	90,773 [e]	90,773

Total Investments (cost $55,766,706)	99.5%	57,600,178

Cash and Receivables (Net)	.5%	267,294

Net Assets	100.0%	57,867,472

a Security issued with a zero coupon. Income is recognized through the accretion of discount.
b The Federal Housing Finance Agency ( FHFA ) placed the Federal Home Loan Mortgage Corporation and Federal
National Mortgage Association into conservatorship with FHFA as the conservator.As such, the FHFA oversees the continuing affairs of these companies.
c Security, or portion thereof, on loan.At June 30, 2015, the value of the fund s securities on loan was $18,440,899 and the value of the collateral held by the fund was $18,888,936, consisting of U.S. Government & Agency securities.
d Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
e Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)

	Value (%)		Value (%)
U.S. Treasury Bonds	86.7	Short-Term/
U.S. Treasury Notes	7.8	Money Market Investments	.2
U.S. Government Agencies	4.8		99.5

Based on net assets.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2015 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities See Statement of Investments
(including securities on loan, valued at $18,440,899) Note 1(b):
Unaffiliated issuers	55,675,933	57,509,405
Affiliated issuers	90,773	90,773
Dividend, interest and securities lending income receivable		382,376
Receivable for shares of Beneficial Interest subscribed		2,000
Prepaid expenses		18,530
		58,003,084
Liabilities ($):
Due to The Dreyfus Corporation and affiliates Note 3(b)		27,801
Cash overdraft due to custodian		19,220
Payable for shares of Beneficial Interest redeemed		45,798
Accrued expenses		42,793
		135,612
Net Assets ($)		57,867,472
Composition of Net Assets ($):
Paid-in capital		57,574,573
Accumulated distribution in excess of investment income net		(48,153)
Accumulated net realized gain (loss) on investments		(1,492,420)
Accumulated net unrealized appreciation (depreciation) on investments		1,833,472
Net Assets ($)		57,867,472
Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial interest authorized)		3,067,831
Net Asset Value, offering and redemption price per share ($)		18.86

See notes to financial statements.

The Fund 9

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2015 (Unaudited)

Investment Income ($):
Income:
Interest	1,235,337
Income from securities lending Note 1(b)	412
Dividends;
Affiliated issuers	319
Total Income	1,236,068
Expenses:
Management fee Note 3(a)	132,600
Shareholder servicing costs Note 3(b)	55,324
Professional fees	43,503
Registration fees	16,209
Prospectus and shareholders reports	7,025
Custodian fees Note 3(b)	5,065
Trustees fees and expenses Note 3(c)	3,415
Loan commitment fees Note 2	531
Miscellaneous	12,110
Total Expenses	275,782
Less reduction in fees due to earnings credits Note 3(b)	(25)
Net Expenses	275,757
Investment Income Net	960,311
Realized and Unrealized Gain (Loss) on Investments Note 4 ($):
Net realized gain (loss) on investments	2,226,889
Net realized gain (loss) on financial futures	11,319
Net Realized Gain (Loss)	2,238,208
Net unrealized appreciation (depreciation) on investments	(7,281,416)
Net Realized and Unrealized Gain (Loss) on Investments	(5,043,208)
Net (Decrease) in Net Assets Resulting from Operations	(4,082,897)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2015	Year Ended
	(Unaudited)	December 31, 2014
Operations ($):
Investment income net	960,311	1,670,376
Net realized gain (loss) on investments	2,238,208	466,674
Net unrealized appreciation
(depreciation) on investments	(7,281,416)	11,808,088
Net Increase (Decrease) in Net Assets
Resulting from Operations	(4,082,897)	13,945,138
Dividends to Shareholders from ($):
Investment income net	(1,089,538)	(1,945,165)
Beneficial Interest Transactions ($):
Net proceeds from shares sold	18,910,328	62,005,398
Dividends reinvested	932,141	1,584,805
Cost of shares redeemed	(57,660,030)	(27,742,195)
Increase (Decrease) in Net Assets
from Beneficial Interest Transactions	(37,817,561)	35,848,008
Total Increase (Decrease) in Net Assets	(42,989,996)	47,847,981
Net Assets ($):
Beginning of Period	100,857,468	53,009,487
End of Period	57,867,472	100,857,468
Undistributed (distribution in excess of)
investment income net	(48,153)	81,074
Capital Share Transactions (Shares):
Shares sold	912,934	3,251,864
Shares issued for dividends reinvested	46,133	84,690
Shares redeemed	(2,921,464)	(1,471,118)
Net Increase (Decrease) in Shares Outstanding	(1,962,397)	1,865,436

See notes to financial statements.

The Fund 11

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund s financial statements.

Six Months Ended
June 30, 2015				Year Ended December 31,
		(Unaudited)	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value,
beginning of period		20.05	16.75	20.09	20.30	16.76	16.13
Investment Operations:
Investment income net[a]		.22	.46	.48	.46	.55	.57
Net realized and unrealized
gain (loss) on investments		(1.16)	3.39	(3.07)	.15	4.23	.86
Total from Investment Operations		(.94)	3.85	(2.59)	.61	4.78	1.43
Distributions:
Dividends from
investment income net		(.25)	(.55)	(.56)	(.57)	(.65)	(.69)
Dividends from net realized
gain on investments				(.19)	(.25)	(.59)	(.11)
Total Distributions		(.25)	(.55)	(.75)	(.82)	(1.24)	(.80)
Net asset value, end of period		18.86	20.05	16.75	20.09	20.30	16.76
Total Return (%)		(4.77)[b]	23.27	(13.18)	3.06	29.32	8.85
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets		.62 [c]	.68	.72	.89	1.06	1.02
Ratio of net expenses
to average net assets		.62 [c]	.65	.65	.65	.65	.65
Ratio of net investment income
to average net assets		2.17 [c]	2.50	2.59	2.29	3.06	3.35
Portfolio Turnover Rate		49.38 [b]	48.86	75.81	90.29	90.58	79.45
Net Assets, end of period
($ x 1,000)		57,867	100,857	53,009	90,862	82,954	66,416
a	Based on average shares outstanding.
b	Not annualized.
c Annualized.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1 Significant Accounting Policies:

Dreyfus U.S.Treasury Long Term Fund (the fund ) is registered under the Investment Company Act of 1940, as amended (the Act ), as a diversified open-end management investment company The fund s investment objective is to seek to maximize total return, consisting of capital appreciation and current income.The Dreyfus Corporation (the Manager or Dreyfus ), a wholly-owned subsidiary of The Bank of New York Mellon Corporation ( BNY Mellon ), serves as the fund s investment adviser. MBSC Securities Corporation (the Distributor ), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund s shares, which are sold to the public without a sales charge.

The Financial Accounting Standards Board ( FASB ) Accounting Standards Codification ( ASC ) is the exclusive reference of authoritative U.S. generally accepted accounting principles ( GAAP ) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission ( SEC ) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

The Fund 13

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1 unadjusted quoted prices in active markets for identical investments.

Level 2 other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3 significant unobservable inputs (including the fund s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in securities, excluding short-term investments (other than U.S.Treasury Bills) and financial futures are valued each business day by an independent pricing service (the Service ) approved by the fund s Board of Trustees (the Board ). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as deter-

mined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service s procedures are reviewed by Dreyfus under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Financial futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy.

The Fund 15

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The following is a summary of the inputs used as of June 30, 2015 in valuing the fund s investments:

		Level 2 Other	Level 3
	Level 1	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Mutual Funds	90,773			90,773
U.S. Government
Agencies/
Mortgage-Backed		2,803,967		2,803,967
U.S. Treasury		54,705,438		54,705,438

See Statement of Investments for additional detailed categorizations.

At June 30, 2015, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities.The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund s rights against the borrower and the collateral. During the period ended June 30, 2015, The Bank of New York Mellon earned $110 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as affiliated under the Act. Investments in affiliated investment companies during the period ended June 30, 2015, were as follows:

Affiliated
Investment	Value			Value	Net
Company	12/31/2014 ($)	Purchases ($)	Sales ($)	6/30/2015 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	803,918	18,342,995	19,056,140	90,773.2

(d) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the Code ).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

As of and during the period ended June 30, 2015, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended June 30, 2015, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended December 31, 2014 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The fund has an unused capital loss carryover of $2,624,628 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to December 31, 2014.The fund has $2,518,430 of short-term capital losses and $106,198 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2014 was as follows: ordinary income $1,945,165. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2 Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $430 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a Facility ), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended June 30, 2015, the fund did not borrow under the Facilities.

NOTE 3 Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .30% of the value of the fund s average daily net assets and is payable monthly. Dreyfus had undertaken, from January 1, 2015 through June 30, 2015 to reduce the management fee paid by the fund, to the extent that the fund s aggregate annual expenses (excluding taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) did not exceed .65% of the value of the fund s average daily net assets. During the period ended June 30, 2015, there was no reduction in expenses, pursuant to the undertaking.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor at an amount not to exceed an annual rate of .25% of the value of the fund s average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended June 30, 2015, the fund was charged $15,919 pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended June 30,

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

2015, the fund was charged $11,945 for transfer agency services and $526 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $25.

The fund compensates The Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund.These fees are determined based on net assets, geographic region and transaction activity. During the period ended June 30, 2015, the fund was charged $5,065 pursuant to the custody agreement.

The fund compensates The Bank of New York Mellon for performing certain cash management services related to fund subscriptions and redemptions, including shareholder redemption draft processing, under a cash management agreement. During the period ended June 30, 2015, the fund was charged $398 pursuant to the agreement, which is included in Shareholder servicing costs in the Statement of Operations.

During the period ended June 30, 2015, the fund was charged $6,240 for services performed by the Chief Compliance Officer and his staff.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $16,466, Shareholder Services Plan fees $3,000, custodian fees $3,550, Chief Compliance Officer fees $3,169 and transfer agency fees $1,616.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4 Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended June 30, 2015, amounted to $43,668,879 and $80,732,004, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of deriv-

ative instrument that was held by the fund during the period ended June 30, 2015 is discussed below.

Financial Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk as a result of changes in value of underlying financial instruments.The fund invests in financial futures in order to manage its exposure to or protect against changes in the market. A financial futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations.When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations.There is minimal counterparty credit risk to the fund with financial futures since they are exchange traded, and the exchange guarantees the financial futures against default. At June 30, 2015, there were no financial futures outstanding.

The following summarizes the average market value of derivatives outstanding during the period ended June 30, 2015:

Average Market Value ($)
Interest rate financial futures	291,285

At June 30, 2015, accumulated net unrealized appreciation on investments was $1,833,472, consisting of $2,244,351 gross unrealized appreciation and $410,879 gross unrealized depreciation.

At June 30, 2015, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The Fund 21

INFORMATION ABOUT THE RENEWAL OF THE
FUND S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund s Board of Trustees held on March 11-12, 2015, the Board considered the renewal of the fund s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the Agreement ). The Board members, none of whom are interested persons (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below.The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus extensive administrative, accounting and compliance infrastructures.

Comparative Analysis of the Fund s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Lipper, Inc. ( Lipper ), an independent provider of investment company data, which included information comparing (1) the fund s performance with the performance of a group of comparable funds (the Performance Group ) and with a broader group of funds (the Performance Universe ), all for various periods ended December 31, 2014, and (2) the fund s actual and contractual management fees and total expenses with those of a group of comparable funds (the Expense Group ) and with a broader group of funds (the Expense Universe ), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds.The Board discussed the results of the comparisons and noted that the fund s total return performance variously ranked second or third of the three funds in the Performance Group and was above the Performance Universe median for all periods.The Board also noted that the fund s yield performance variously ranked first or second of the three funds in the Performance Group for each of the one-year periods ended December 31st and above the Performance Universe median for all periods. Dreyfus also provided a comparison of the fund s calendar year total returns to the returns of the fund s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons.The Board noted that the fund s contractual management fee ranked second of the

The Fund 23

INFORMATION ABOUT THE RENEWAL OF THE FUND S
MANAGEMENT AGREEMENT (Unaudited) (continued)

three funds in the Expense Group, the fund s actual management fee was the lowest of the three funds in the Expense Group and lowest in the Expense Universe, and the fund s total expenses ranked second of the three funds in the Expense Group and were below the Expense Universe median.

Dreyfus representatives noted that Dreyfus currently is limiting the fund s operating expenses or assuming all or part of the expenses of the fund so that direct fund operating expenses (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings, acquired fund fees and extraordinary expenses) do not exceed 0.65% of the fund s average daily net assets. They noted that this expense limitation is voluntary, not contractual, and may be terminated at any time.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the Similar Clients ), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also noted the expense limitation arrangement and its effect on the profitability of Dreyfus and its affiliates.The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund s asset level.The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted that there were no soft dollar arrangements in effect for trading the fund s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board generally was satisfied with the fund s overall performance.

  The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

The Fund 25

INFORMATION ABOUT THE RENEWAL OF THE FUND S
MANAGEMENT AGREEMENT (Unaudited) (continued)

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of the fund and the services provided to the fund by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years.The Board determined to renew the Agreement.

NOTES

For More Information

Telephone 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ( SEC ) for the first and third quarters of each fiscal year on Form N-Q. The fund s Forms N-Q are available on the SEC s website at http://www.sec.gov and may be reviewed and copied at the SEC s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Item 2.       Code of Ethics.

                  Not applicable.

Item 3.       Audit Committee Financial Expert.

                  Not applicable.

Item 4.       Principal Accountant Fees and Services.

                  Not applicable.

Item 5.       Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.       Investments.

(a)              Not applicable.

Item 7.       Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                  Not applicable.

Item 8.       Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.       Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                  Not applicable.  [CLOSED END FUNDS ONLY]

Item 10.     Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.     Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.     Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus U.S. Treasury Long Term Fund

By:       /s/Bradley J. Skapyak

            Bradley J. Skapyak,

            President

Date:    August 20, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/Bradley J. Skapyak

            Bradley J. Skapyak,

            President

Date:    August 20, 2015

By:       /s/James Windels

            James Windels,

            Treasurer

Date:    August 20, 2015

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)